1290 FUNDS – 1290 Global Equity Managers Fund – Class A, I and R Shares

SUPPLEMENT DATED JUNE 17, 2016 TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2016

This Supplement updates certain information contained in the Summary Prospectus of the 1290 Global Equity Managers Fund, a series of 1290 Funds (the “Trust”), dated March 1, 2016. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com, or you can view, print and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information about the liquidation and termination of the 1290 Global Equity Managers Fund (“Fund”).

On June 14-15, 2016, the Trust’s Board of Trustees (the “Board”) met to consider various alternatives for the Fund given its inability to attract significant assets. After consideration of various alternatives, the Board approved a Plan of Liquidation and Termination (the “Plan”) under which the Fund will liquidate and terminate. It is expected that the liquidation will take place on or about July 18, 2016 (the “Liquidation Date”). Under the Plan, the Fund will sell its portfolio securities for cash and will convert any other assets to cash or cash equivalents and pay any liabilities by the Liquidation Date. On the Liquidation Date, the Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares. This distribution will be a taxable event for each shareholder that is not tax-exempt, resulting in a gain or loss measured by the difference between the amount distributed to the shareholder and the shareholder’s basis in the Fund’s shares. Once the distribution is complete, the Fund will terminate.

In anticipation of the liquidation, the Fund will close to new investments, effective on June 20, 2016. In addition, the Fund will sell its portfolio holdings in an orderly manner to convert its assets to cash. During this time, the Fund might not pursue its investment objectives or policies.

Please note that you may redeem your shares of the Fund at any time prior to the Liquidation Date as described in the Fund’s Prospectus, dated March 1, 2016, as supplemented.

For more information, please call 1-888-310-0416.

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